INTER
PUBLIC
GROUP

Conference Call Notes
Second Quarter 2004

August 5, 2004

Second Quarter 2004 Summary

Key Performance Components

- Growth in Organic Revenue
- Increase in Office and General Expenses
- Charges for Motorsports and Restructuring

Improved Organic Revenue Performance

Q2 '04 Summary

INTER PUBLIC GROUP



Organic Revenue % Change from Year-Ago
-6.0%
-4.5%
-3.1%
-1.1%
-0.6%
0.3%
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04

For detailed reconciliation see slide 9.

Operating Margin Impacted by Charges

INTER PUBLIC GROUP

Second Quarter 2004: % to Revenue


3.8%
0.1%
0.2%
0.2%
5.2%
9.5%
10.5%
Operating Margin – Reported
Restruc-turing Charge
Restruc-turing in O&G
Asset Impairment Charge
Motor-sports Charge
Operating Margin Before Charges Q2 '04
Operating Margin Before Charges Q2 '03

For detailed reconciliation see slide 11.

Q2 Expense Variances

Q2 '04 Summary

INTER PUBLIC GROUP

	Impact on Margin
• Professional fees	~ 150 bps
▪ Sarbanes-Oxley	~ 80 bps
▪ Shared Services	~ 40 bps
▪ Other Services	~ 30 bps
• Expenses related to prior acquisitions accounted for as compensation	~ 70 bps
• Currency and out-of-pocket	~ 10 bps

Improved Adjusted Operating Margin YTD

Q2 '04 Summary

INTER PUBLIC GROUP

Despite Q2 Expense Variance, Underlying Margin Improved YTD

Year to Date 2004: % to Revenue



1.6%
2.2%
0.4%
0.3%
2.7%
7.2%
6.7%
Operating Margin – Reported
Restructuring Charge
Restructuring in O&G
Asset Impairment Charge
Motor-sports Charge
Operating Margin Before Charges 2004
Operating Margin Before Charges 2003

For detailed reconciliation see slide 11.

Progress On Major Initiatives

INTER PUBLIC GROUP

- Restructuring Program
- Motorsports Exit
- Balance Sheet and Financial Condition

Second Quarter 2004 Performance

($ Millions, except per share data)

	Q2 '04	Q2 '03	% Change
Revenue	$ 1,544.1	$ 1,499.4	3.0%
Salaries and Related Expenses*	893.8	878.4	1.8%
Office and General Expenses*	506.8	463.7	9.3%
Restructuring Charges	2.0	94.4	(97.9)%
Long-Lived Asset Impairment	3.0	11.0	(72.7)%
Motorsports Contract Termination	80.0	-	N/A
Operating Income	58.5	51.9	12.7%
Interest Expense	(38.4)	(46.1)	
Interest Income	10.4	10.2	
Other Income	2.3	0.3	
Investment Impairment	-	(9.8)	
Income before Income Taxes	32.8	6.5	
Taxes	33.4	22.4	
Net Equity Interests	(4.8)	(7.1)	
Loss from Continuing Operations	(5.4)	(23.0)	
Income from Discontinued Operations	-	9.5	
Net Loss	$ (5.4)	$ (13.5)	
Dividends on preferred shares	$ 5.0	$ -	
Net Loss Applicable to Common Stockholders	$ (10.4)	$ (13.5)	
Diluted EPS of Common Stock			
Continuing Operations	$ (0.03)	$ (0.06)	
Discontinued Operations	$ -	$ 0.02	
Total	$ (0.03)	$ (0.04)	
Headcount	43,900	44,500	

* Includes Depreciation and Amortization	$ 58.0	$ 69.1	

INTERPUBLIC GROUP

2004 Revenue Change

($ in Millions)

	Q2 '04		YTD '04	
	$	% Change	$	% Change
Prior Period Revenue	**$ 1,499.4**		**$ 2,815.1**	
Foreign Exchange Impact	24.7	1.7%	91.0	3.3%
Acquisitions/Dispositions	(20.8)	(1.4%)	(38.7)	(1.4%)
Reclassifications (Out of Pocket)	36.6	2.4%	75.5	2.6%
Organic	4.2	0.3%	(3.7)	(0.1%)
Current Period Revenue	**$ 1,544.1**	**3.0%**	**$ 2,939.2**	**4.4%**

INTER PUBLIC GROUP

See slide 41 for discussion of certain non-GAAP financial measures.

2004 Revenue by Geography

Q2 '04



Latin America 4%
Canada 2%
Asia/Other 9%
Europe 29%
US 56%

YTD '04



Latin America 4%
Canada 2%
Asia/Other 9%
Europe 28%
US 57%

	Q2 '04 % Change		YTD '04 % Change	
	Reported	Organic	Reported	Organic
US	3.1%	2.3%	3.5%	1.8%
Europe	1.0%	(6.0%)	3.7%	(5.9%)
Asia/Other	17.6%	12.6%	16.3%	7.3%
Latin America	(4.7%)	2.9%	0.6%	4.2%
Canada	(9.4%)	(9.9%)	1.5%	(5.9%)
Worldwide	3.0%	0.3%	4.4%	(0.1%)

Note: See reconciliation on slide 28.

INTER PUBLIC GROUP

Comparative Operating Margin Analysis

	Q2		YTD	
	2004	2003	2004	2003
Revenue	100.0%	100.0%	100.0%	100.0%
Salary & Related Expenses	57.9%	58.6%	60.1%	61.6%
Office & General Expenses ex. Restruct.	32.6%	30.9%	32.7%	31.7%
Op Expenses before Below Charges	90.5%	89.5%	92.8%	93.3%
Op Inc before Below Charges	9.5%	10.5%	7.2%	6.7%
Restructuring Charges	0.1%	6.3%	2.2%	3.3%
Restructuring program charges in Office & General expense	0.2%	0.0%	0.4%	0.0%
Long-Lived Asset Impairment	0.2%	0.7%	0.3%	0.8%
Motorsports Contract Termination	5.2%	0.0%	2.7%	0.0%
Operating Income (Loss)	3.8%	3.5%	1.6%	2.6%
Investment Impairment	0.0%	-0.7%	-0.1%	-0.4%
Other Income (Loss)	-1.7%	-2.4%	-1.8%	-2.4%
Gain/(Loss) before Income Taxes	2.1%	0.4%	-0.3%	-0.2%

In comparing performance for 2004 with 2003, the company has excluded restructuring program charges, long-lived asset impairment, and the Motorsports contract termination charge because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment and motorsports charges as well.

INTER PUBLIC GROUP

Impact of Motorsports

($ in Millions)

INTER PUBLIC GROUP

		Q2 '04		Q2 '03		YTD '04		YTD '03
Revenue	$	7.5	$	17.5	$	10.5	$	27.4
Operating Costs before LLA Impair & Motorsports Contract Termination		11.4		27.5		22.7		47.8
Operating Loss before LLA Impair & Motorsports Contract Termination		(3.9)		(10.0)		(12.2)		(20.4)
Long-Lived Asset Impairment		(0.7)		(11.0)		(2.3)		(22.1)
Motorsports Contract Termination		(80.0)		-		(80.0)		-
Operating Loss	$	(84.6)	$	(21.0)	$	(94.5)	$	(42.5)

Comparative Operating Margin Analysis ex-Motorsports

INTER PUBLIC GROUP

	Q2		YTD	
	2004	2003	2004	2003
Revenue	100.0%	100.0%	100%	100%
Salary & Related Expenses	58.0%	59.1%	60.2%	61.9%
Office & General Expenses ex. Restruct.	32.2%	29.7%	32.2%	30.6%
Op Expenses before Below Charges	90.2%	88.7%	92.4%	92.5%
Op Inc before Below Charges	9.8%	11.3%	7.6%	7.5%
Restructuring Charges	0.1%	6.4%	2.2%	3.4%
Restructuring program charges in Office & General expense	0.2%	0.0%	0.4%	0.0%
Long-Lived Asset Impairment	0.2%	0.0%	0.2%	0.0%
Operating Income	9.3%	4.9%	4.8%	4.1%
Investment Impairment	0.0%	-0.7%	-0.1%	-0.4%
Other Income (Loss)	-1.4%	-2.2%	-2.1%	-2.2%
Gain/(Loss) before Income Taxes	7.9%	2.1%	2.6%	1.5%

In comparing performance for 2004 with 2003, the company has excluded restructuring program charges and long-lived asset impairment because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment charges as well.

Other Income and Tax Provision

INTER
PUBLIC
GROUP

Lower Interest Expense

- Payment of Prudential agreement loans in Q3 '03
- Redemption of convertible debt in Q2 '04

Increase in Tax Rate

- Restructuring charges
- Impairment charges
- Non-U.S. performance

Selected Balance Sheet Items

INTER PUBLIC GROUP

($ in Millions)

	June 30, 2004	December 31, 2003	Adjusted December 31, 2003[1]	June 30, 2003
Cash & Cash Equivalents	$ 1,434.3	$ 2,005.7	$ 1,761.6	$ 700.1
Total Debt	2,224.1	2,474.3	2,230.2	2,716.6
Net Debt	$ 789.8	$ 468.6	$ 468.6	$ 2,016.5
Debt as a % of Capital	46.5%	48.7%	46.1%	55.0%
Stockholders' Equity	$ 2,562.4	$ 2,605.9	$ 2,605.9	$ 2,225.5

NOTES:

(1) Adjusted December 31, 2003 excludes the $244.1 of Subordinated Convertible Notes due 2004 which were redeemed on January 20, 2004 and the cash effects of the redemption. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing periods because it provides a more meaningful comparison.

Metrics

INTER
PUBLIC
GROUP

Metrics

Organic Revenue Growth*

- Turnaround Target: Peer-level growth (calculated consistently)
- Key Milestone: Close half of 2003's 4 percentage point gap in 15 months (1Q: 2005)
- Progress:
  - 2Q '04 sequential improvement
  - Began to close peer gap in 1Q '04

* Definition = See appendix slide 41 for discussion of certain non-GAAP financial measures.

Metrics

Operating Margin %*

- Turnaround Target: 12-15%
  - Staff Cost Target = 56%-58%
  - O&G Target (includes amortization of intangibles) = 27%-29%
- Key Milestone: 125-150 basis point improvement in each of 2004 and 2005 vs. the prior year
- Progress:
  - 2Q '04 excluding impairment, restructuring and motorsports charges, did not advance due to financial and management control expenses
  - 1H '04 excluding charges operating margin expansion

INTER PUBLIC GROUP

*Definition = Operating Income (Loss) / Revenue

Metrics

- Debt to Capital*
  - –Turnaround Target: Less than 50%
  - –Milestone: Achieved in 2003
  - –Progress: Second Quarter 2004 at 46.5%
- Return on Equity**
  - –Turnaround Target: 15-22%
  - –Second Quarter 2004 at 10.1%

*Definition = Debt/(Debt + Stockholder's Equity)

**Definition = Net Income for rolling 4 quarters excluding restructuring program charges, impairments and motorsports contract termination / Stockholder's Equity at the end of the prior period

In comparing performance for 2004 with 2003, the company has excluded restructuring program charges, long-lived asset impairment, and the Motorsports contract termination charge because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment and motorsports charges as well.

INTER PUBLIC GROUP

Metrics

- Debt to EBITDA*
  - Turnaround Target: < 2x
  - Progress:
    - Second Quarter 2004 at 2.7
    - Improved from December 2003 at 3.1
- Interest Coverage**
  - Turnaround Target: > 8x
  - Progress:
    - Second Quarter 2004 at 4.9
    - Improved from December 2003 at 4.7

*Definition = Debt at end of period / EBITDA for rolling 4 Quarters

**Definition = EBITDA/Interest Expense for rolling 4 Quarters

EBITDA = Operating Income excluding Restructuring Program Charges, Long-lived Asset Impairment and Motorsports Contract Termination plus depreciation and amortization

We are unable to provide a reconciliation of future EBITDA targets to the most directly comparable GAAP measures, net income and operating income, because certain items are out of our control and/or cannot be reasonably predicted, including future interest rates, restructuring charges, tax rates and other matters discussed as risk factors and in cautionary statements about forward looking statements in our filings with the SEC.

Note: See reconciliation on slide 32.

INTER PUBLIC GROUP

Cautionary Statement

This press release contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, ongoing liabilities following termination of the British Grand Prix promoters agreements, the impact of litigation, the SEC investigation, dispositions, impairment charges, and the integration of acquisitions and restructuring costs, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

INTER PUBLIC GROUP

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such risk factors include, but are not limited to, the following:

- risks associated with the effects of global, national and regional economic and political conditions;
- Interpublic's ability to attract new clients and retain existing clients;
- the financial success of Interpublic's clients;
- Interpublic's ability to retain and attract key employees;
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world;
- potential adverse effects if Interpublic is required to recognize additional impairment charges or other adverse accounting related developments;
- potential adverse developments in connection with the SEC investigation;
- potential claims relating to termination of the British Grand Prix promoters agreement and the Silverstone lease contracts;
- potential downgrades in the credit ratings of Interpublic's securities; and
- the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in Interpublic's Form 2003 10-K, June 2004 Form 10-Q and other SEC filings.

Appendix

INTER
PUBLIC
GROUP

YTD 2004 Performance

($ Millions, except per share data)

	YTD '04	YTD '03	% Change
Revenue	$ 2,939.2	$ 2,815.1	4.4%
Salaries and Related Expenses*	1,767.8	1,733.1	2.0%
Office and General Expenses*	970.1	892.8	8.7%
Restructuring Charges	64.6	94.4	(31.6)%
Long-Lived Asset Impairment	8.6	22.1	(61.1)%
Motorsports Contract Termination	80.0	-	N/A
Operating Income	48.1	72.7	(33.8)%
Interest Expense	(77.5)	(84.9)	
Interest Income	20.1	18.1	
Other Income	3.4	0.1	
Investment Impairment	(3.2)	(12.5)	
Loss before Income Taxes	(9.1)	(6.5)	
Taxes	6.6	16.8	
Net Equity Interests	(6.6)	(10.9)	
Loss from Continuing Operations	(22.3)	(34.2)	
Income from Discontinued Operations	-	12.1	
Net Loss	$ (22.3)	$ (22.1)	
Dividends on preferred shares	$ 9.8	$ -	
Net Loss Applicable to Common Stockholders	$ (32.1)	$ (22.1)	
Diluted EPS of Common Stock			
Continuing Operations	$ (0.08)	$ (0.09)	
Discontinued Operations	$ -	$ 0.03	
Total	$ (0.08)	$ (0.06)	
Headcount	43,900	44,500	

* Includes Depreciation and Amortization $ 119.1 $ 134.1

2004 Revenue Change: US

($ in Millions)

	Q2 '04		YTD '04	
	$	% Change	$	% Change
Prior Period Revenue	$ 835.4		$ 1,622.8	
Foreign Exchange Impact	-	-	-	-
Acquisitions/Dispositions	(11.1)	(1.4%)	(18.3)	(1.2%)
Reclassifications (Out of Pocket)	18.7	2.2%	47.3	2.9%
Organic	17.9	2.3%	27.5	1.8%
Current Period Revenue	$ 860.9	3.1%	$ 1,679.3	3.5%

INTER PUBLIC GROUP

See appendix slide 41 for discussion of certain non-GAAP financial measures.

2004 Revenue Change: non-US

($ in Millions)

	Q2 '04		YTD '04	
	$	% Change	$	% Change
Prior Period Revenue	**$ 664.0**		$ 1,192.3	
Foreign Exchange Impact	24.7	3.7%	91.0	7.5%
Acquisitions/Dispositions	(9.7)	(1.4%)	(20.4)	(1.6%)
Reclassifications (Out of Pocket)	17.9	2.7%	28.2	2.3%
Organic	(13.7)	(2.1%)	(31.2)	(2.5%)
Current Period Revenue	**$ 683.2**	**2.9%**	**$ 1,259.9**	**5.7%**

INTER PUBLIC GROUP

See appendix slide 41 for discussion of certain non-GAAP financial measures.

Reconciliation of Non-GAAP Measures

($ in Millions)

	Worldwide			US			Non-US		
	Q2 '04	Q2 '03	Var	Q2 '04	Q2 '03	Var	Q2 '04	Q2 '03	Var
Reported Revenue	$1,544.1	$1,499.4	3.0%	$860.9	$835.4	3.1%	$683.2	$664.0	2.9%
Effects of Currency Translation		24.7						24.7	
Constant Currency	1,544.1	1,524.1	1.3%	860.9	835.4	3.1%	683.2	688.7	(0.8%)
Effects of Acquisitions/Dispositions	(8.8)	(29.6)		(4.0)	(15.1)		(4.8)	(14.5)	
Reclassified Amounts (Out of Pocket)	(72.8)	(36.2)		(44.6)	(25.9)		(28.2)	(10.3)	
Organic Revenue	$1,462.5	$1,458.3	0.3%	$812.3	$794.4	2.3%	$650.2	$663.9	(2.1%)

Reconciliation of Non-GAAP Measures

($ in Millions)

	Worldwide			US			Non-US		
	YTD '04	YTD '03	Var	YTD '04	YTD '03	Var	YTD '04	YTD '03	Var
Reported Revenue	$2,939.2	$2,815.1	4.4%	$1,679.3	$1,622.8	3.5%	$1,259.9	$1,192.3	5.7%
Effects of Currency Translation		91.0						91.0	
Constant Currency	2,939.2	2,906.1	1.1%	1,679.3	1,622.8	3.5%	1,259.9	1,283.3	(1.8%)
Effects of Acquisitions/Dispositions	(11.0)	(49.7)		(4.2)	(22.5)		(6.8)	(27.2)	
Reclassified Amounts (Out of Pocket)	(146.1)	(70.6)		(91.1)	(43.8)		(55.0)	(26.8)	
Organic Revenue	$2,782.1	$2,785.8	(0.1%)	$1,584.0	$1,556.5	1.8%	$1,198.1	$1,229.3	(2.5%)

INTER PUBLIC GROUP

Reconciliation of Organic Revenue

INTER PUBLIC GROUP

Q2 '04

	Organic	Foreign Exchange Impact	Acquisitions/ Dispositions	Reclassifications	Reported
US	2.3%	0.0%	(1.4%)	2.2%	3.1%
Europe	(6.0%)	5.5%	(1.7%)	3.2%	1.0%
Asia/Other	12.6%	3.6%	(0.6%)	2.0%	17.6%
Latin America	2.9%	(7.7%)	(1.1%)	1.2%	(4.7%)
Canada	(9.9%)	(0.6%)	0.0%	1.1%	(9.4%)
Worldwide	0.3%	1.7%	(1.4%)	2.4%	3.0%

YTD '04

	Organic	Foreign Exchange Impact	Acquisitions/ Dispositions	Reclassifications	Reported
US	1.8%	0.0%	(1.2%)	2.9%	3.5%
Europe	(5.9%)	8.9%	(1.8%)	2.5%	3.7%
Asia/Other	7.3%	7.0%	(0.3%)	2.3%	16.3%
Latin America	4.2%	(1.5%)	(3.0%)	0.9%	0.6%
Canada	(5.9%)	4.9%	0.0%	2.5%	1.5%
Worldwide	(0.1%)	3.3%	(1.4%)	2.6%	4.4%

Reconciliation of Non-GAAP Measures

($ in Millions)

INTER PUBLIC GROUP

Change in Salaries and Related Expenses

	Q2 '04	Q2 '03	% Inc/(Dec)
Reported Salaries and Related Expenses	$ 893.8	$ 878.4	1.8%
Effects of Currency Translation		13.8	
Constant Currency	893.8	892.2	0.2%
Effects of Acquisitions/Dispositions	(4.4)	(14.2)	
Reclassified Amounts	(2.4)	-	
Change in Salaries and Related Expenses from Existing Operations	$ 887.0	$ 878.0	1.0%

Change in Office and General Expenses

	Q2 '04	Q2 '03	% Inc/(Dec)
Reported Office & General Expenses	$ 506.8	$ 463.7	9.3%
Effects of Currency Translation		9.4	
Constant Currency	$ 506.8	$ 473.1	7.1%
Effects of Acquisitions/Dispositions	(2.6)	(15.0)	
Reclassified Amounts	(71.6)	(36.2)	
Change in Office & General Expenses from Existing Operations	$ 432.6	$ 421.9	2.5%

Reconciliation of Non-GAAP Measures

($ in Millions)

INTER PUBLIC GROUP

Change in Salaries and Related Expenses

		YTD '04		YTD '03	% Inc/(Dec)
Reported Salaries and Related Expenses	$	1,767.8	$	1,733.1	2.0%
Effects of Currency Translation				58.2	
Constant Currency		1,767.8		1,791.3	(1.3%)
Effects of Acquisitions/Dispositions		(5.8)		(27.1)	
Reclassified Amounts		(4.7)		-	
Change in Salaries and Related Expenses from Existing Operations	$	1,757.3	$	1,764.2	(0.4%)

Change in Office and General Expenses

		YTD '04		YTD '03	% Inc/(Dec)
Reported Office & General Expenses	$	970.1	$	892.8	8.7%
Effects of Currency Translation				37.1	
Constant Currency	$	970.1	$	929.9	4.3%
Effects of Acquisitions/Dispositions		(3.4)		(28.6)	
Reclassified Amounts		(141.7)		(70.6)	
Change in Office & General Expenses from Existing Operations	$	825.0	$	830.7	(0.7%)

Reconciliation of Operating Margin

($ in Millions)

	Q2 '04	Q2 '03	YTD'04	YTD'03
Revenue	$ 1,544.1	$ 1,499.4	$ 2,939.2	$ 2,815.1
Operating Expenses:				
Salaries and related expenses	893.8	878.4	1,767.8	1,733.1
Office and general expenses	506.8	463.7	970.1	892.8
Restructuring charges	2.0	94.4	64.6	94.4
Long-lived asset impairment	3.0	11.0	8.6	22.1
Motorsports Contract Termination	80.0	-	80.0	-
Total Operating Expenses	1,485.6	1,447.5	2,891.1	2,742.4
Operating Income - As Reported	$ 58.5	$ 51.9	$ 48.1	$ 72.7
Operating Margin - As Reported	3.8%	3.5%	1.6%	2.6%
Add back:				
Restructuring charges	$ 2.0	$ 94.4	$ 64.6	$ 94.4
Restructuring program charges in office & general expenses	2.7	-	10.3	-
Long-lived asset impairment	3.0	11.0	8.6	22.1
Motorsports Contract Termination	80.0	-	80.0	-
Total restructuring program charges, LLA impairment and motorsports contract termination	87.7	105.4	163.5	116.5
Excluding Restructuring Program Charges, LLA Impairment and Motorsports Contract Termination:				
Operating Income	$ 146.2	$ 157.3	$ 211.6	$ 189.2
Operating Margin	9.5%	10.5%	7.2%	6.7%

In comparing performance for 2004 with 2003, the company has excluded restructuring program charges, long-lived asset impairment, and the Motorsports contract termination charge because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment and motorsports charges as well.

INTER PUBLIC GROUP

Debt to EBITDA and Interest Coverage Ratio Calculations

($ in Millions)

INTER PUBLIC GROUP

	Full Year 12/31/2003	Rolling 4 Quarters 06/30/2004
EBITDA calculation:		
Net Loss	(451.7)	(452.1)
Income from Discontinued Operations	(101.2)	(89.1)
Total Other Income (Expense)	321.2	299.2
Taxes	254.0	243.8
Net Equity Interests	29.9	25.6
Operating Income	52.2	27.4
Depreciation & amortization	277.9	262.7
Restructuring programming charges in O & G	16.5	26.8
Restructuring Charges	175.6	145.8
Long-Lived Asset Impairments	286.9	273.5
Motorsports Contract Termination	-	80.0
EBITDA (1)	809.1	816.2
Debt	2,474.3	2,224.1
Interest expense	172.8	165.4
Debt to EBITDA (2)	3.1	2.7
Interest Coverage (3)	4.7	4.9

(1) EBITDA = Operating Income excluding Restructuring Program Charges, Long-lived Asset Impairment and Motorsports Contract Termination plus depreciation and amortization

(2) Debt to EBITDA = Debt at the end of period / EBITDA for rolling 4 quarters

(3) Interest Coverage = EBITDA / Interest Expense for rolling 4 quarters

EBITDA as used in the ratios above represents operating income less depreciation and amortization. This calculation of EBITDA may differ from the calculation used by other companies who may employ net income as "earnings" for these purposes. In calculating the ratios above, the Company has further excluded restructuring program charges, long-lived asset impairment, and the Motorsports contract termination charge because management believes the resulting comparison better reflects the Company's ongoing operations. Accordingly, comparability to like measures may be limited. The Company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment and Motorsports charges as well. The Company uses this non-GAAP adjusted earnings measure as a financial performance metric because we believe this is useful in analyzing and trending the performance of our business. This non-GAAP adjusted earnings measure does not represent a measurement of financial performance under generally accepted accounting principles in the United States ("GAAP") and for these purposes should not be considered as an alternative to net income as a measure of performance. We believe that the closest GAAP measure of financial performance to this non-GAAP adjusted earnings measure is net income and, as such, have provided a reconciliation to net income, together with a reconciliation to operating income.

Restructuring Charges -2003 and 2004

($ in Millions)

	2003 Charges	Q1 2004 Charges	Q2 2004 Charges/ (Credits)	Charges to Date
Severance	$ 126.2	$ 22.1	$ (6.2)	$ 142.1
Facilities Costs	49.4	40.5	8.2	98.1
Restructuring Charges*	175.6	62.6	2.0	240.2

* Includes adjustments related to the true up of the 2001 program in addition to the 2003 program.

Future cash amounts payable under the 2001 and 2003 programs are:

2003 Program	$ 87.6
2001 Program	52.8
Total	$ 140.4

INTER PUBLIC GROUP

Diluted EPS Calculation

($ in Millions, except per share data)

INTER PUBLIC GROUP

	Q1 '04	Q2 '04	YTD '04
Net Loss Applicable to Common Stockholders	$ (21.7)	$ (10.4)	$ (32.1)
Basic and Diluted Shares* (MM)	413.3	414.6	413.9
Diluted EPS of Common Stock	$ (0.05)	$ (0.03)	$ (0.08)

* No Add-Backs as all were anti-dilutive due to net loss reported

Shares Outstanding Calculation - Potential Full Dilution

($ in Millions)

	MAXIMUM POTENTIAL DILUTION	
Stock Options	1.7	
Restricted Stock	3.0	
1.87% Convertible Subordinated Notes due 2006	6.4	A
4.5% Convertible Senior Notes due 2023	64.4	B
Series A Mandatorily Convertible Shares	27.7	C
Total:	**103.2**	

Note: Actual second quarter diluted EPS calculation had zero addbacks as all were anti-dilutive due to net loss reported. Above represents maximum potential dilution or addbacks, not shares that would have been included in the EPS calculation in the second quarter 2004.

Approximately 6.6 shares may be issued based upon the estimated settlement of the shareholder suits. These shares would be included in basic shares outstanding upon issuance.

A Dilutive once EPS reaches approximately $.42 per quarter
B Dilutive once EPS reaches approximately $.09 per quarter. Included as addback as long as stock price is $14.90 or higher
C Represents the maximum conversion. Conversion rate is based on share price for the quarter.

INTER PUBLIC GROUP

INTER
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Debt as % of Capital

($ in Millions)



Total Debt
Debt as % of Capital
3,000
2,900
2,800
2,700
2,600
2,500
2,400
2,300
2,200
2,100
2,000
60.2%
57.6%
58.4%
55.7%
55.6%
55.0%
56.5%
46.1%
47.1%
46.5%

	Mar-02	Jun-02	Sep-02	Dec-02	Mar-03	Jun-03	Sep-03	Dec-03	Mar-04	Jun-04
Total Debt	2,867	2,950	2,876	2,638	2,698[1]	2,717	2,518	2,230[2]	2,289	2,224

(1) Excludes the $582.5 of Zero-Coupon Notes which were settled in April. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing the periods because it provides a more meaningful comparison.

(2) Excludes the $244.1 of Subordinated Convertible Notes due 2004 which were redeemed on January 20, 2004. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing the periods because it provides a more meaningful comparison.

Improved Debt Maturity Schedule

($ in Millions)



Total Debt = $2.2Bn
1,400
1,200
1,000
800
600
400
200
0
34.6
519.0
343.9
1.7
1,324.9
2004
2005
2006
2007
2008+
1.87% Convertible
4.50% Convertible
7.88% Senior Notes
7.25% Senior Notes
Other

INTER PUBLIC GROUP

Liquidity Position

($ in Millions)

	As of June 30, 2004		
	Total Amount of Facility	Outstanding	Available
Committed Facilities	$ 700.7	$ 134.4 (1)	$ 566.3
Uncommitted Facilities (2)	$ 693.7	$ 34.3	$ - (2)
Total Credit Facilities	$ 1,394.4	$ 168.7	$ 566.3
Cash and Cash Equivalents			$ 1,434.3
Total Liquidity Available			$ 2,000.6

NOTES:

(1) Comprised of Letters of Credit issued under the Revolving Credit Facilities. Not considered debt for GAAP reporting

(2) Domestic and international uncommitted facilities. These amounts are excluded for the purposes of analysis

INTER PUBLIC GROUP

Declining Acquisition Activity Has Reduced Deferred Payment Obligations

($ in Millions)



350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
46
227
83
240
56
221
19
174
20
69
2001A
2002A
2003A
2004 Est.
2005 Est.
Stock
Cash

INTER PUBLIC GROUP

Metrics

- We communicated performance metrics and milestones during the fourth quarter 2003 earnings release.
- Defined metrics and target levels (ranges).
  - Target levels exclude impact of Silverstone operations.
  - Operating Margin milestones are on a like-for-like basis.
  - Target levels assume industry performance in line with current industry forecasts.
  - Peer level performance based on comparably defined and calculated metrics.

INTER
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Certain Non-GAAP Financial Measures

INTERPUBLIC GROUP

Organic Revenue. We derive organic revenue by adjusting reported revenue in respect of any given period by:

- excluding the impact of foreign currency effects over the course of the period to provide revenues on a constant currency basis; and
- excluding the impact on reported revenue resulting from acquisitions and dispositions that were consummated after the first day of the year prior to the given period.

Additionally, organic revenue calculations for the quarter have been adjusted to make 2004 organic revenue principally arising from public relations and sporting event arrangements more directly comparable to organic revenue arising from public relations and sporting event arrangements in periods preceding January 1, 2004. If these adjustments had been made to revenue for prior periods, there would have been neither a material effect on results in prior periods nor any effect whatsoever on operating or net income. These adjustments relate to "grossing up" revenues and expenses by the same amount, in connection with the reimbursement of certain out of pocket expenses relating to public relations and sporting event arrangements.

Management believes that discussing organic revenue, giving effect to the above factors, provides a better understanding of the Company's revenue performance and trends than reported revenue because it allows for more meaningful comparisons of current-period revenue to that of prior periods. Management also believes that organic revenue determined on a generally comparable basis is a common measure of performance in the businesses in which it operates. For the same reasons, management makes analogous adjustments to office and general expenses, which expenses, as adjusted, are a Non-GAAP measure.

Constant Currency. When the Company discusses amounts on a constant currency basis, the prior period results are adjusted to remove the impact of changes in foreign currency exchange rates during the current period that is being compared to the prior period. The impact of changes in foreign currency exchange rates on prior period results is removed by converting the prior period results into U.S. dollars at the average exchange rate for the current period. Management believes that discussing results on a constant currency basis allows for a more meaningful comparison of current-period results to such prior-period results.

Net Debt. Net debt as of any given date is total debt as reported at that date less total cash and cash equivalents as of that date. Management believes that discussing net debt is useful because it provides a more complete picture of the Company's liquidity position.